                                    EXHIBIT 10.15
                                    -------------


                                  NOTICE OF EXERCISE


Wind River Systems, Inc.
1010 Atlantic Ave.                                    Date of
Alameda, CA 94501                                     Exercise:
                                                                --------------

Ladies and Gentlemen:

    This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

    Stock option dated:
                                        -------------------
    Number of shares as to
    which option is exercised:
                                        -------------------

    Certificates to be
    issued in name of:
                                        -------------------

    Social Security Number:
                                        -------------------

    Total exercise price:              $
                                        -------------------

    Cash payment delivered
    herewith:                          $
                                        -------------------

    Value of ______ shares of
    Common Stock delivered
    herewith:                          $
                                        -------------------


    By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Wind River Systems, Inc. 1995 Non-Employee Directors' Stock Option Plan and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

                        Very truly yours,


                        ------------------------------



---------------
(1) Shares must meet the public trading requirements set forth in the plan, must be valued in accordance with the terms of the plan, must have been owned for the minimum period required in the plan, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.


                                          38